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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 33-72293 of Golden State Vintners, Inc. on Form S-8 of our report dated September 26, 2002, appearing in this Annual Report on Form 10-K of Golden State Vintners, Inc., for the year ended June 30, 2002.

DELOITTE & TOUCHE LLP

Fresno, California
September 26, 2002

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  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT